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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                         DATE OF REPORT: AUGUST 14, 2002
               (DATE OF EARLIEST EVENT REPORTED: AUGUST 13, 2002)


                           TECHNICAL OLYMPIC USA, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


            DELAWARE                    000-23677               76-0460831
(STATE OR OTHER JURISDICTION OF        (COMMISSION           (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)         FILE NUMBER)         IDENTIFICATION NO.)


                        4000 HOLLYWOOD BLVD., SUITE 500N
                            HOLLYWOOD, FLORIDA 33021
              (ADDRESS OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                                 (954) 364-4000
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                               NEWMARK HOMES CORP.
                            1200 SOLDIERS FIELD DRIVE
                             SUGAR LAND, TEXAS 77479
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT.)


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ITEM 5.  OTHER EVENTS

Reference is made to the Technical Olympic USA, Inc. press release attached hereto as Exhibit 99.1 and incorporated by reference herein relating to the Company's issuance of its earnings for the quarter ending June 30, 2002.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit
Number      Description

99.1        Press Release of Technical Olympic USA, Inc. dated August 13, 2002.


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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             Technical Olympic USA, Inc.




 Date: August 14, 2002       By: /s/ Tommy L. McAden
                                 ----------------------------------------------
                                 Tommy L. McAden
                                 Vice President - Finance and Administration and Chief Financial Officer


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                                  EXHIBIT INDEX

EXHIBIT
NUMBER     DESCRIPTION
-------    -----------

99.1       Press Release of Technical Olympic USA, Inc. dated August 13, 2002.